FTI Consulting March 2013 Exhibit 99.1

Cautionary Note About
Forward-Looking Statements
This presentation includes "forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,”
“expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and in the Company's other filings with the Securities and Exchange Commission, including the risks set forth under “Risks Related to Our Operating Segments” and “Risks Related to Our
Operations”. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis
Scalable business model
Flexible and attractive business model with the opportunity to leverage cross-practice engagements
Well positioned to benefit from key activities
Global regulatory activism, overhaul of financial and credit regulatory markets and the overall complexity of doing business globally
Strong competitive position to capture market share in global investigations
LIBOR probe, FCPA investigations, whistleblower investigations and trading probes
Executable growth strategy
Adding scale to established global infrastructure should yield higher incremental margins
Balanced approach to enhanced stockholder value
Capital deployment focused on value-enhancing initiatives
$250 million stock buyback program approved in June 2012 - repurchased approximately $50 million of stock in 2012
Healthy balance sheet, strong cash flows and access to capital
FTI Consulting is a
global business
advisory firm
dedicated to
helping
organizations
protect and
enhance their
enterprise value in
an increasingly
complex legal,
regulatory and
economic
environment

Global Business with Diverse
Event-Driven Offering
FTI Consulting has
built a balanced
portfolio of global
businesses that
offer event-driven
services and
solutions
Technology
Strategic Communications
Forensic and Litigation Consulting
Economic Consulting
Corporate Finance/Restructuring
United States
Rest of World
FY12 Segment Revenues
FY12 Geographic Revenues
Corporate Finance/Restructuring
Forensic and Litigation Consulting
Economic Consulting
Technology
Strategic Communications

29%
22%
25%
12%
12%
26%
74%
Restructuring/turnaround services
Transaction advisory services
Interim management
Investment banking
Bankruptcy support services
Private equity
Performance improvement
Antitrust & competition economics
Securities litigation & risk management
Intellectual property
International arbitration
Labor & employment
Public policy
Regulated industries
Business valuation
Forensic accounting &  advisory services
Global risk & investigations segment
Compliance, monitoring & receivership
Intellectual property
Dispute advisory services
Trial services
Financial & enterprise data analytics
Computer forensics & investigations
Discovery consulting
E-discovery software & services
Financial communications
Corporate communications
Strategy consulting & research
Crisis communications
Public affairs
Creative engagement

Fourth Quarter 2012
Revenues
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
North America
EMEA
Asia Pacific
Latin America

Fourth Quarter 2012
Y/Y Revenue Growth
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
1%
7%
5%
8%
North America
EMEA
Asia Pacific
Latin America

4
The Globalization of FTI Consulting
North America
Strong demand for Healthcare, Energy, Telecommunications,
Media and Technology, Financial Services and Insurance industry solutions
Opportunity to enhance client relationships through cross-
segment engagements
Europe, Middle East and Africa (EMEA)
Depressed valuations present M&A opportunities
Continue to invest based on pockets of demand – Global Risk
and Investigations Practice (GRIP),  Restructuring, Anticorruption,
Compliance, Valuation and Remediation
Asia Pacific & Latin America
Continue to build out geographic presence and capabilities
Restructuring and Global Risk and Investigations Practice (GRIP)
driven by rapid influx of capital
FTI Consulting will
continue to add
scale and expertise
to the Company’s
global
infrastructure
The increasingly
aggressive
regulatory and
enforcement
environment
should bode very
well for large
consulting firms
with global reach
and reputations
like FTI Consulting

The FTI Consulting Matrix
FTI Consulting’s
matrix
organizational
structure
appropriately
emphasizes the
segment,
geographic and
industry drivers of
our businesses,
allowing for
improved
understanding and
response to our
client’s needs and
increased leverage
of resources,
knowledge and
solutions in our
rapidly growing
markets
Grow & Develop
Industry
Segment
Geography
Industry: Develop integrated industry
focused solutions
Geography: Replicate segment and
practice offering across existing
global platform
Segment: Continue to build out
diverse platform of practices and
solutions
Three strategies that drive our
business:

Our People
FTI Consulting’s most valuable asset is our people
Over 3,900 employees in 95 offices and 24 countries
379 Senior Managing Directors, 469  Managing Directors and
access to three Nobel Laureates
FTI Consulting is a global company with global leaders and
advisors
The FTI Consulting matrix establishes global leadership
Board of Directors offering global insights, extensive experience and tenured leadership
Our collective expertise spans a wide range of practices,
business and industries and fuels our ability to address even the most complex challenges
We hire the best and continue to invest in their on-going
development
FTI Consulting employees are supported throughout their career development through our educational and thought leadership
initiatives: New Hire Orientation, New Managing Director School,
FTI Consulting University and Executive Leadership Forums
FTI Consulting’s
unique integrated
approach to
protect and
enhance enterprise
value requires
exceptional talent
Employees
Source &
Acquire
Attract &
Retain
Service &
Support
Grow & Develop
Measure &
Assess
Reward &
Engage

2013 Growth Catalysts
Improved post election regulatory environment
Uptick in the pace of M&A activity
Currently have strong levels of M&A “first look” retentions
M&A touches every business segment with the potential to materially increase revenues
Restructuring and investigations opportunities in Europe, Asia Pacific and Latin America
Investments made to enhance our Global Risk and Investigations Practice (GRIP),  Restructuring, and Anticorruption,
Compliance, Valuation and Remediation Practice
Rapid influx of capital investment in Asia Pacific and Latin America
Attractive macro-drivers in Asia Pacific and Latin America
China's new leadership plans to boost spending to support economic recovery
Opportunities for our Construction solutions offering in Brazil ahead of the 2014 World Cup and 2016 Olympic Games
Industry solutions opportunities in Healthcare, Energy and Insurance
Need for business advisory in the ever-changing Healthcare industry
Demand globally for Energy services irrespective of macroeconomic backdrop
Insurance expected to be driven by increased disputes related to insurance payments and adjudications
Demand for FTI
Consulting’s
services and
expertise is
expected to be
driven by multiple
catalysts in 2013

Case Study: M&A Lifecycle and
FTI Consulting’s Integrated Service Offering
Testing, Design & Implementation of Internal Controls
Employee Outreach & Engagement
M&A Digital/Social Media Strategies
Media Relations
Investor Relations
Valuation Services
Buyer Services
Seller Services
Lender Services
M&A Fraud Services
Intellectual Property Valuation & Protection
Transactional Due Diligence
System Audits/IT Due Diligence
Compliance & Accounting Internal Controls
Reviews
Foreign Bribery & Corruption Risk Assessments
Subsidiary, Joint Venture & Controlled Entity
Investigations
E-discovery
Tax Services
Second Requests
M&A Communications
Proxy Communications
Corporate Finance/Restructuring
Economic Consulting
Technology
Strategic Communications
Forensic Litigation and Consulting
Post-Close
Execution
Post-Close
Planning
Pre-Close
Planning
Due
Diligence
M&A
Lifecycle
Pre-Deal
Preparation
and
Evaluation
Merger Integration Services
Post-Acquisition Disputes
Purchase Price Dispute Services
Global Risk & Investigation Services
Compliance Monitoring  & Remediation Services
Post-Merger Communication Implementation
Change Management Communications
First Look Services
Antitrust & Competition Economics
Investigative Due Diligence & Integrity Investigations
Emerging Market Entry Analysis, Political & Corruption Index Assessments

Case Study: Cross–Segment Engagements
FTI Consulting has established a global platform with deep expertise and broad capabilities
FTI Consulting leverages this platform by presenting our full set of services to current and potential clients as “one firm”
A powerful tool and we believe a competitive advantage when marketing FTI Consulting services
Cross-segment engagements promote a more client-centric, solutions-based go-to-market strategy
Our clients’ problems, more often than not, need to benefit from services provided by more than one of our business practices
Clients that face the most complex and critical situations want an integrated FTI Consulting team, a team that has the right combination of skills to solve multiple problems
FTI Consulting’s biggest and most profitable projects are cross-segment engagements
In 2012, all of FTI Consulting’s top ten engagements were cross-segment engagements, with many of them including three or more business segments
Our top ten clients represent multiple industries and include Fortune 500 companies, the world’s most prestigious law firms, and the world’s top bank holding companies
Expect cross-
segment
engagements to
bolster FTI
Consulting’s
organic growth,
brand visibility and
reputation

FTI Consulting’s Financial Position Is Strong
Significant cash flow generation
$156.8 million in cash and cash equivalents on the balance sheet as of December 31, 2012
Leverage as of December 31, 2012 – less than 3:1
Balanced capital deployment aimed at productive and value enhancing initiatives for stockholders
Maintain market leadership positions, impressive credentials and established reputation by investing in talent
Investments in R&D and innovation should drive organic growth
Acquisition strategy  focused  on building  attractive, sustainable businesses
$250 million stock buyback program authorized in June 2012 – repurchased approximately $50 million of stock in
2012
In 2012, completed debt refinancing transactions resulting in decreased interest rate, longer maturity profile and increased access to capital
Portfolio
investments,
coupled with
continued cash
generation and
operational
discipline,
demonstrated in
financial results

FTI Consulting Summary
Scalable business model
Flexible and attractive business model with the opportunity to leverage cross-practice engagements
Well positioned to benefit from key trends
Global regulatory activism, overhaul of financial and credit regulatory markets and the overall complexity of doing business globally
Strong competitive position to capture market share in global investigations
LIBOR probe, FCPA investigations, whistleblower investigations and trading probes
Executable growth strategy
Adding scale to established global infrastructure should yield higher incremental margins
Balanced approach to enhanced stockholder value
Capital deployment focused on value-enhancing initiatives
Healthy balance sheet, strong cash flows and access to capital
FTI Consulting is a
global business
advisory firm
dedicated to
helping
organizations
protect and
enhance their
enterprise value in
an increasingly
complex legal,
regulatory and
economic
environment
$250 million stock buyback program approved in June 2012 - repurchased approximately $50 million of stock in 2012

Fiscal 2012 Results
Year Ended December 31,
2012 2011
$1,576,871 $1,566,768
$980,532 $956,908
$378,016 $373,295
$29,557 $15,212
($3,064) ($6,465)
$22,407 $22,371
$110,387 –
$1,517,835 $1,361,321
$59,036 $205,447
$5,659 $6,304
($56,731) ($58,624)
($4,850) –
($55,922) ($52,320)
$3,114 $153,127
$40,100 $49,224
($36,986) $103,903
($0.92) $2.53
40,316 41,131
($0.92) $2.39
40,316 43,473
$15,023 ($2,902)
$15,023 ($2,902)
($21,963) $101,001
($ in thousands, except per share data)
Revenues
Direct cost of revenues
Selling, general & administrative expense
Special charges
Acquisition-related contingent consideration
Amortization of other intangible assets
Goodwill impairment charge
Operating income
Other income (expense)
Interest income & other
Interest expense
Loss on early extinguishment of debt
Income tax provision
Net income (loss)
Earnings (loss) per common share – basic
Weighted average common shares outstanding – basic
Earnings (loss) per common share – diluted
Weighted average common shares outstanding – diluted
Other Comprehensive income (loss), net of tax:
of $654 and ($1,568) in 2012 and 2011, respectively
Other comprehensive income (loss), net of tax
Comprehensive income (loss)
Foreign currency translation adjustments, including tax expense (benefit)
Income before income tax provision

Fiscal 2012 Results: Segment Performance
($ in thousands, except headcount data)
Year Ended December 31, 2012
Revenues
Adjusted
EBITDA
(1)
Adjusted
EBITDA
(1)
as a % of
Revenue Utilization
Average
Billable Rate
Revenue-
Generating
Headcount
Corporate Finance/Restructuring $459,231 $108,966 23.7% 71% $416 836
Forensic & Litigation Consulting $343,074 $52,743 15.4% 68% $370 813
Economic Consulting $391,622 $77,461 19.8% 81% $493 474
Technology
(2)
$195,194 $57,203 29.3% N/M N/M 277
Strategic Communications
(2)
$187,750 $25,019 13.3% N/M N/M 593
Total Adjusted Segment EBITDA $1,576,871 $321,392 20.4% 2,993
Corporate/Regions ($70,401)
Adjusted EBITDA
(1)
$250,991 15.9%
Year Ended December 31, 2011
Revenues
Adjusted
EBITDA
(1)
Adjusted
EBITDA
(1)
as a % of
Revenue Utilization
Average
Billable Rate
Revenue-
Generating
Headcount
Corporate Finance/Restructuring $427,813 $97,638 22.8% 70% $427 692
Forensic & Litigation Consulting $365,326 $69,180 18.9% 69% $330 852
Economic Consulting $353,981 $67,028 18.9% 85% $482 433
Technology
(2)
$218,738 $77,011 35.2% N/M N/M 290
Strategic Communications
(2)
$200,910 $26,801 13.3% N/M N/M 582
Total Adjusted Segment EBITDA $1,566,768 $337,658 21.6% 2,849
Corporate/Regions ($66,046)
Adjusted EBITDA
(1)
$271,612 17.3%
(1) We define Adjusted EBITDA as net income before income tax provision, other income (expense), depreciation, amortization of intangible assets, special charges and goodwill impairment charge.
Amounts presented in the Adjusted EBITDA column for each segment reflect the segments' respective Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as the segments' share of consolidated operating income before depreciation, amortization of intangible  assets, special charges and goodwill impairment charge. Although Adjusted EBITDA and Adjusted Segment EBITDA are
not measures of financial condition or performance determined in accordance with generally accepted accounting principles ("GAAP"), we believe that these measures can be a useful operating performance measure for evaluating our results of operations as compared from period to period and as compared to our competitors. Adjusted EBITDA and Adjusted Segment EBITDA are not
defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income. See also our reconciliation of non-GAAP financial measures.
(2) The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours. Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric.

Appendix

Reconciliation of non-GAAP Financial Measures
($ in thousands, except per share data)
Year Ended December 31,
2012 2011
Net Income (loss) ($36,986)
Add back:
Special charges, net of tax effect (1) $19,115
Goodwill impairment charge (2) $110,387
Loss on early extinguishment of debt, net of tax (3) $2,910
Adjusted Net Income $95,426
Earnings (loss) per common share – diluted ($0.92)
Add back:
Special charges, net of tax effect (1) $0.47
Goodwill impairment charge (2) $2.74
Loss on early extinguishment of debt, net of tax (3) $0.07
Impact of denominator for diluted adjusted earnings per common share (4) ($0.06)
Adjusted earnings per common share – diluted $2.30
Weighted average number of common shares outstanding – diluted 41,578
– –
–
–
–
–
–
(1) The tax effect takes into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). As a result, the effective tax rates for the adjustments for the years ended December 31, 2012 and 2011 were 35.3% and 39.0%, respectively. The tax expense related to the adjustments for the years ended December 31, 2012 and 2011 were $10.4 million or $0.26 impact on adjusted earnings per diluted share and $5.9 million or $0.14 impact on diluted earnings per share, respectively.
(2) The goodwill impairment charge related to our Strategic Communications segment and is non-deductible for income tax purposes and resulted in no tax benefit for the year ended December 31, 2012.
(3) The tax effect takes into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). As a result, the effective tax rate for the adjustments for year ended December 31, 2012 were 40.0%. The tax expense related to the adjustments for the year ended December 31, 2012 was $1.9 million or $0.05 impact on adjusted earnings per diluted share.
(4) For year ended December 31, 2012, the Company reported a net loss. For the period, the basic weighted average common shares outstanding equals the diluted weighted average common shares outstanding for purposes of calculating U.S. GAAP earnings per share because potentially dilutive securities would be antidilutive. For non-GAAP purposes, the per share and share amounts presented herein reflect the impact of the inclusion of share-based awards and convertible notes that are considered dilutive based on the impact of the add backs included in Adjusted Net Income above.
$103,903
$9,285
$113,188
$2.39
$0.21
$2.60
43,473

Reconciliation of Net Income and Operating Income to
Adjusted EBITDA
($ in thousands)
Year Ended December 31, 2012
Forensic and
Litigation
Consulting
Economic
Consulting Technology
Strategic
Communications
Corporate/
Regions Total
Net Income (loss) ($36,986)
Interest Income and other
Interest expense
Income tax provision
Loss on early extinguishment of debt
(5,659)
56,731
40,100
4,850
Operating Income (loss) $87,367 $39,412 $71,992 $33,642 ($97,298) ($76,079) $59,036
Depreciation and amortization
Amortization of other intangible assets
Special charges
Goodwill impairment charge
3,424
6,239
11,936
–
3,715
1,944
7,672
–
2,863
1,615
991
–
12,501
7,946
3,114
–
2,555
4,663
4,712
110,387
4,546
–
1,132
–
29,604
22,407
29,557
110,387
Adjusted EBITDA
(1)
$108,966 $52,743 $77,461 $57,203 $25,019 ($70,401) $250,991
Year Ended December 31, 2011
Forensic and
Litigation
Consulting
Economic
Consulting Technology
Strategic
Communications
Corporate/
Regions Total
Net Income $103,903
Interest Income and other
Interest expense
Income tax provision
Loss on early extinguishment of debt
(6,304)
58,624
49,224
–
Operating Income (loss) $78,923 $62,499 $60,890 $57,917 $19,066 ($73,848) $205,447
Depreciation and amortization
Amortization of other intangible assets
Special charges
Goodwill impairment charge
3,480
5,795
9,440
–
3,423
2,419

–
2,552
1,493
2,093
–
11,168
7,926
–
–
2,997
4,738
–
–
4,962
–
2,840
–
28,582
22,371
15,212
–
Adjusted EBITDA
(1)
$97,638 $69,180 $67,028 $77,011 $26,801 ($66,046) $271,612
(1) We define Adjusted EBITDA as net income before income tax provision, other income (expense), depreciation, amortization of intangible assets, special charges and goodwill impairment charges. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, special charges and goodwill impairment charges. We define Total Adjusted Segment EBITDA as the total of Adjusted Segment EBITDA for all segments.
We define Adjusted Net Income and Adjusted Earnings Per Diluted Share as net income and earnings per diluted share, respectively, excluding the impact of the special charges, goodwill impairment and loss on early extinguishment of debt that were incurred in that period. Adjusted EBITDA, Adjusted Segment EBITDA, Total Adjusted
Segment EBITDA, Adjusted Earnings Per Share and Adjusted Net Income are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income (Loss).
Corporate
Finance /
Restructuring
Corporate
Finance /
Restructuring

17 Critical thinking at the critical time™